UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2004

THE DIXIE GROUP, INC.

(Exact name of Registrant as specified in its charter)

Tennessee (State or other jurisdiction of incorporation)	0-2585 (Commission File Number)	62-0183370 (I.R.S. Employer Identification No.)

345-B Nowlin Lane, Chattanooga, Tennessee (Address of principal executive offices)	37421 (zip code)

Registrant’s telephone number, including area code (423) 510-7010

Item 7.	Financial Statements and Exhibits.

(c)  Exhibits

(99.1)    Analyst Presentation Materials, May 2004.

Item 9.	Regulation FD Disclosure.

The Company’s senior officers are holding a series of meetings with securities industry analysts on May 18, 19 and 20, 2004. The information contained in Exhibit 99.1 to this Report is being presented in connection with such meetings. The information attached as Exhibit 99.1 hereto, and incorporated herein by reference, is being furnished pursuant to Item 9, and shall not be deemed to be “filed” for any purpose.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2004	THE DIXIE GROUP, INC.

	By:	/s/ Gary A. Harmon

Gary A. Harmon Chief Financial Officer